UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2026

PHIO PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Swedeland Road, Suite 23-1080
King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 947-0251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	PHIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Phio Pharmaceuticals Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders via live webcast (the “Annual Meeting”) on September 28, 2026. At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment (the “Plan Amendment”) to the amended and restated 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan (as amended, the “2020 Plan”). The Plan Amendment became effective upon stockholder approval and increased the number of shares of common stock that may be issued thereunder by 1,500,000, to a total of 2,452,017 shares of common stock available for issuance under the 2020 Plan, as described under Proposal No. 3 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on August 14, 2026 (the “2026 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted and: (1) elected each of the six directors to serve until the Company’s 2027 Annual Meeting of Stockholders; (2) ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (3) approved the Plan Amendment to increase the number of shares of common stock available for issuance under the 2020 Plan by 1,500,000.

The Company had 11,617,250 shares of common stock issued and outstanding at the close of business on August 4, 2026, the record date for eligibility to vote at the Annual Meeting, and there were present (in person virtually or represented by valid proxy) a total of 5,207,580 shares of common stock at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Bitterman	1,341,217	43,266	3,823,097
Patricia A. Bradford	1,338,986	45,497	3,823,097
David H. Deming	1,344,856	39,627	3,823,097
Jonathan E. Freeman, Ph.D.	1,296,890	87,593	3,823,097
Curtis A. Lockshin, Ph.D.	1,344,007	40,476	3,823,097
R. Todd Plott, M.D.	1,347,034	37,449	3,823,097

Proposal 2: Ratification of Auditor

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,087,608	88,779	31,193	-

Proposal 3: Amendment and Restatement of the 2020 Phio Pharmaceuticals Corp. Long Term Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,155,945	194,070	34,468	3,823,097

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Phio Pharmaceuticals Corp. 2020 Corp. Long Term Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: September 28, 2026	By:	/s/ Robert J. Bitterman
Robert J. Bitterman President & Chief Executive Officer

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